                                  EXHIBIT 10.3

                               THE GOOD GUYS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN
                        (as amended through May 1, 2002)


1.      PURPOSE:

            The Good Guys, Inc. EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is designed to foster continued cordial employee relations, to encourage and assist its employees and the employees of any present or future subsidiaries in acquiring a stock ownership interest in The Good Guys, Inc. (the "Corporation") and to help them provide for their future security. The Plan is intended to be an Employee Stock Purchase Plan under Internal Revenue Code Section 423.

2.      STOCK SUBJECT TO THE PLAN:

            Subject to adjustment pursuant to Section 12 of the Plan, the aggregate number of shares of Common Stock (the "shares") which may be sold under the Plan is 4,750,000. The shares may be authorized, but unissued, or reacquired shares of Common Stock of the Corporation. The Corporation, during the term of the Plan, shall at all times reserve and keep available, such number of shares as shall be sufficient to satisfy the requirements of the Plan.

3.      PERIODS:

            The Plan originally provided for six-month periods ending on the last day of June and December of each year, with the exception that the first period under the Plan commenced on February 6, 1986 and ended on June 30, 1986. Effective as of September 29, 1999, the Plan was amended to provide for a continuation of the six-month period through December 31, 1999, with respect to those members of the Plan who were participants as of July 1, 1999, but to provide for three-month periods ending on the last day of March, June, September and December of each year for members of the Plan enrolling for the first time after July 1, 1999 and for all members after December 31, 1999, with the first three-month period to commence on October 11, 1999 and to end on December 31, 1999. By reason of an amendment to the Plan adopted in March 2001, the term "period" as used in the Plan shall mean, effective as of April 1, 2001, the two-month period commencing on April 1, 2001 and ending on May 31, 2001 and thereafter the three-month periods ending on the last day of May, August, November and February of each year.

4.      ELIGIBILITY:

            Anyone who becomes an employee of the Corporation or any of its subsidiaries (except those employees who own or hold options to purchase five percent (5%) or more of the capital stock of the Corporation or any subsidiary of the Corporation at the start of any period, those employees whose customary employment is less than 20 hours per week, and those employees whose customary employment is for not more than 5 months in any calendar year) is eligible to become a member of the Plan on the first day of the period following the commencement of service. Notwithstanding the foregoing, no employee shall be entitled to purchase (i) shares of stock under the Plan and all other purchase plans of the Corporation and any parent or subsidiary of the Corporation with an aggregate fair market value (determined at date of grant) exceeding $25,000 per year for each calendar year in which such option is outstanding at any time, or
(ii) more than 2,000 shares of stock under the Plan in any period.

            For purposes of this Plan, "subsidiary" shall mean a corporation of which not less than fifty percent (50%) of the voting shares are held by the Corporation or a subsidiary of the Corporation.

5.      JOINING THE PLAN:

            Any eligible employee's participation in the Plan shall be effective as of the first day of the period following the day on which the employee completes, signs, and returns to the Corporation, or one of its present or future subsidiaries, a Stock Purchase Plan Application and Payroll Deduction Authority form indicating his or her acceptance and agreement to the Plan. Membership of any employee in the Plan is entirely voluntary.

            Any employee receiving shares shall have no rights with respect to continuation of employment, nor with respect to continuation of any particular Corporation business, policy or product.

6.      MEMBER'S CONTRIBUTIONS:

            Each member shall elect to make contributions by payroll deduction of any percentage up to fifteen percent (15%) of his or her gross compensation.

            Subject to the maximum described above, a member may elect in writing to increase or decrease his or her rate of contribution; such change will become effective the first day of the period following receipt by the Corporation of such written election.

            The amount of each member's contribution shall be held by the Corporation in a special account and such contributions, free of any obligation of the Corporation to pay interest thereon, shall be credited to such member's individual account as of the last day of the month during which the compensation from which the contributions were deducted was paid.

            No member will be permitted to make contributions for any period during which he or she is not receiving pay from the Corporation or one of its present or future subsidiaries.

7.      ISSUANCE OF SHARES:

            On the last trading day of each period so long as the Plan shall remain in effect, and provided the member has not before that date advised the Corporation that he or she does not wish shares purchased for his or her account on that date, the Corporation shall apply the funds credited to the member's account as of that date to the purchase of authorized but unissued shares of its Common Stock in units of one share or multiples thereof.

            The cost to each member for the shares so purchased shall be eighty-five percent (85%) of the lower of:

            1. The mean between the average bid and ask prices of the stock in the over-the-counter market as quoted on the National Association of Security Dealers Automatic Quotation System (NASDAQ), or if its stock is a National Market Issue the last sales price of the stock, or if the stock is traded on one or more securities exchanges the average of the closing prices on all such exchanges, on the first trading day of the period; or

            2. The mean between the average bid and ask prices of the stock in the over-the-counter market as quoted on the National Association of Securities Dealers Automatic Quotation System (NASDAQ) or if the stock is a National Market issue the last sales price of the stock, or if the stock is traded on one or more securities exchanges the average of the closing prices on all such exchanges on the last trading day of the period.

            Any moneys remaining in such member's account equaling less than the sum required to purchase one share shall, unless otherwise requested by the member, be held in the member's account for use during the next period. Any moneys remaining in such member's account by reason of his or her prior election not to purchase shares in a given period, as aforesaid, or moneys remaining in such member's account by reason of application of the provisions of the next paragraph hereof, shall be promptly returned to the member. The Corporation shall as expeditiously as possible after the last day of each period issue to the member entitled thereto the certificate evidencing the shares issuable to him or her as provided herein.

            Notwithstanding anything above to the contrary, (a) if the number of shares all members desire to purchase at the end of any period exceeds the number of shares then available under the Plan, the shares available shall be allocated among such members in proportion to their contributions during the period; and (b) no funds in an employee's account shall be applied to the purchase of shares and no shares hereunder shall be issued unless such shares are covered by an effective registration statement under the Securities Act of 1933, as amended, or by an exemption therefrom.

            THE SHARES PURCHASED UNDER THE PLAN BETWEEN OCTOBER 11, 1999 AND DECEMBER 1, 2001 COULD NOT BE TRANSFERRED UNTIL THE ELAPSE OF ONE YEAR FROM THE LAST DAY OF THE PERIOD WITH RESPECT TO WHICH THE SHARES WERE ISSUED AND APPROPRIATE LEGENDS TO THAT EFFECT WERE PLACED ON THE CERTIFICATE REPRESENTING THE SHARES. EFFECTIVE FOR SHARES PURCHASED DURING THE

PERIODS COMMENCING ON OR AFTER DECEMBER 1, 2001, THIS RESTRICTION ON TRANSFER WAS ELIMINATED.

8.      TERMINATION OF MEMBERSHIP:

            A member's membership in the Plan will be terminated when the member
(a) voluntarily elects to withdraw his or her entire account, (b) resigns or is discharged from the Corporation or one of its present or future subsidiaries,
(c) dies, or (d) does not receive pay from the Corporation or one of its present or future subsidiaries for twelve (12) consecutive months, unless this period is due to illness, injury or for other reasons approved by the persons or person appointed by the Corporation to administer the Plan as provided in Paragraph 10 below. Upon termination of membership, the terminated member shall not be entitled to rejoin the Plan until the first day of the period immediately following the period in which the termination occurs. Upon termination of membership, the member shall be entitled to the amount of his or her individual account within fifteen (15) days after termination.

9.      BENEFICIARY:

            Each member shall designate a beneficiary or beneficiaries and may, without their consent, change his or her designation. Any designation shall be effective only after it is received by the Corporation and shall become effective as of the date it is signed and shall be controlling over any disposition by will or otherwise.

            Upon the death of a member his or her account shall be paid or distributed to the beneficiary or beneficiaries designated by such member, or in the absence of such designation, to the executor or administrator of his or her estate, and in either event the Corporation shall not be under any further liability to anyone. If more than one beneficiary is designated, then each beneficiary shall receive an equal portion of the account unless the member indicates to the contrary in his or her designation, provided that the Corporation may in its sole discretion make distributions in such form as will avoid the creation of fractional shares.

10.     ADMINISTRATION OF THE PLAN:

            The Plan shall be administered by such officers or other employees of the Corporation as the Corporation may from time to time select, and the persons so selected shall be responsible for the administration of the Plan. All costs and expenses incurred in administering the Plan shall be paid by the Corporation. Any taxes applicable to the member's account shall be charged or credited to the member's account by the Corporation.

11.     MODIFICATION AND TERMINATION:

            The Corporation expects to continue the Plan until such time as the shares reserved for issuance under the Plan have been sold. The Corporation reserves, however, the right to amend, alter, or terminate the Plan in its discretion. Upon termination, each member shall be entitled to the amount of his or her individual account within thirty (30) days after termination.

12.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION:

            Appropriate and proportionate adjustments shall be made in the number and class of shares of stock subject to this plan, and to the rights granted hereunder and the prices applicable to such rights, in the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, acquisition, separation, or like change in the capital structure of the Corporation.

13.     ASSIGNABILITY OF RIGHTS:

            No rights of any employee under this Plan shall be assignable by him or her, by operation of law, or otherwise, except to the extent that a member is permitted to designate a beneficiary or beneficiaries as hereinabove provided, and except to the extent permitted by the law of descent and distribution if no such beneficiary be designated. Prior to the issuance of any shares under this Plan, each employee member shall be required to sign a statement as set forth in Exhibit "A" attached hereto and incorporated herein.

14.     PARTICIPATION IN OTHER PLANS:

            Nothing herein contained shall affect an employee's right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, or other employee welfare plan or program of the Corporation.

15.     APPLICABLE LAW:

            The interpretation, performance, and enforcement of this Plan shall be governed by the laws of the State of California.

16.     EFFECTIVE DATE OF PLAN; SHAREHOLDER APPROVAL:

            The Plan shall become effective upon adoption by the Board and approval by the shareholders of the Corporation.

17.     LEGEND CONDITIONS:

            The shares of Common Stock to be issued pursuant to the provisions of this Plan shall have endorsed upon their face the following:

            1. Any legend condition imposed as a condition of qualification by the California Commissioner of Corporations

            2. Unless the shares to be issued under this Plan have been registered under the Securities Act of 1933, the following additional legend shall be placed on the certificates:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be pledged or hypothecated, and may not be sold or transferred in the absence of an effective Registration Statement for the shares under the Securities Act of 1933 or an opinion of counsel to the Company that registration is not required under said Act."

            3. The legend provided for in Section 7 hereof.

                                    EXHIBIT A


                                    GOOD GUYS
                               STOCK PURCHASE PLAN
                        APPLICATION/CHANGE AUTHORIZATION

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USE THIS FORM TO ENROLL OR CHANGE YOUR DEDUCTION ONLY. IF YOU ARE ALREADY ENROLLED AND DO NOT WISH TO CHANGE YOUR DEDUCTIONS YOU DO NOT NEED TO COMPLETE THIS FORM.

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Last Name        First Name         Middle Initial       Social Security Number

----------------------       ---------------------       ----------------------
Location                     Associate I.D. Number             Position

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EMPLOYEE ADDRESS CHANGE: COMPLETE THIS SECTION ONLY IF YOU HAVE A NEW ADDRESS AND HAVE NOT YET NOTIFIED THE HUMAN RESOURCES DEPARTMENT (Please Print)

(------)---------------     ---------------------------------------------------
Telephone Number                             Street Address

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Social Security Number  City                          State          Zip Code

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CHANGE OR DISCONTINUE: I WISH TO CHANGE MY CURRENT DEDUCTION TO THE INDICATED PERCENTAGE EACH PAY PERIOD: (CIRCLE ONE PERCENTAGE BELOW):

0%  1%  2%  3%   4%  5%  6%  7%  8%  9%  10%  11%  12%  13%  14%  15%

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BENEFICIARY Please Print)

-----------------------                       ----------   --------------------
PRIMARY BENEFICIARY                           Percentage      Relationship

(------)---------------     ---------------------------------------------------
Telephone Number                             Street Address

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Social Security Number  City                          State          Zip Code

2ND PRIMARY BENEFICIARY (OPTIONAL)            ----------   --------------------
                                              Percentage      Relationship
Percentage              Relationship

(------)---------------     ---------------------------------------------------
Telephone Number                             Street Address

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Social Security Number  City                          State          Zip Code

CONTINGENT BENEFICIARY (OPTIONAL)             ----------   --------------------
                                              Percentage      Relationship
(      )
 ------ ---------------     ---------------------------------------------------
Telephone Number                             Street Address

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Social Security Number  City                          State          Zip Code
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                                   EXHIBIT A


AGREEMENT: I AGREE THAT I WILL BE BOUND BY THE TERMS OF THE PLAN. I ALSO ACKNOWLEDGE THAT SHARES PURCHASED BY ME UNDER THE PLAN MUST BE HELD FOR A PERIOD OF ONE YEAR FROM THE DATE OF PURCHASE AND THAT A LEGEND TO THAT EFFECT WILL BE PLACED ON THE STOCK CERTIFICATE THAT I RECEIVE.

THIS APPLICATION WILL AUTHORIZE THE COMPANY TO ISSUE COMMON STOCK IN THE NAME SHOWN ABOVE AT THE END OF THE THREE-MONTH (QUARTER) ENROLLMENT PERIOD. THE QUARTERS END MAY 31, AUGUST 31, NOVEMBER 30, AND THE LAST DAY OF FEBRUARY EACH YEAR.

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Your Signature                                           Date

 MAIL TO: HUMAN RESOURCES, GOOD GUYS HQ, 1600 HARBOR BAY PARKWAY, SUITE 200,
                   ALAMEDA, CA 94502 OR FAX TO (510) 747-6284